EXHIBIT 10.2
FORBEARANCE AGREEMENT

This Forbearance Agreement dated as of September 1, 2011 (the “Agreement”), is made by and between STANDARD GOLD, INC., a Colorado corporation (the “Borrower”) and NJB MINING, INC., an Arizona corporation (the “Lender”).

RECITALS

A.          Borrower and Lender are parties to a certain Loan Agreement dated August 21, 2009 (as amended or assigned from time to time, the “Loan Agreement”) pursuant to which the Lender made a $2,500,000 loan (the “Loan”) secured by a Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing, (as modified, the “Deed of Trust”) on Borrower’s real and personal property rights located in Esmeralda County, Nevada, as legally described on Exhibit A (the “Property”).  The Loan Agreement, the note evidencing the loan, the Deed of Trust and all other related and ancillary documents are hereinafter referred to as the “Loan Documents;”

B.           The Loan has matured and Borrower has failed to pay the balance due and owing under the Loan (the “Default”);

C.           The Borrower is unable to cure the Default under the Loan Documents and the Lender has the immediate right to exercise it rights and remedies under the Loan Documents, including without limitation, foreclosing on the Property;

D.          The Borrower has requested that the Lender temporarily forbear from exercising its rights and remedies under the Loan Documents, subject to the terms and conditions contained herein; and

E.           As a condition of the aforementioned forbearance, the Borrower has agreed to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the Borrower and the Lender hereby agree as follows:

1.           Acknowledgement of Recitals.  The Borrower acknowledges that the recitals are true and correct statements of fact.

2.           Acknowledgment of Events of Default/Stock Consideration.  The Borrower acknowledges the Default and that as of the date hereof the principal amount outstanding on the Loan is $2,000,000, plus interest accrued thereon (the “Monetary Obligations”).  In addition, in consideration of the agreements contained herein, Borrower agrees to (i) transfer and deliver to Lender, as of the date hereof, 200,000 shares of common stock of Borrower, in the form attached hereto as Exhibit C; (ii) make an interest payment equal to $26,042.40 on or before September 1, 2011; (iii) make an interest payment equal to $26,910.48 on or before October 1, 2011; and (iv) remit to Lender all remaining principal, interest, fees and other expenses due Lender under the Loan on or before October 10, 2011.

3.           Conditional Forbearance.

(a)         Forbearance Period.  Subject to the terms and conditions of this Agreement, the Lender hereby agrees to temporarily forbear from initiating legal proceedings, including foreclosure of the Deed of Trust, to enforce collection remedies against the Borrower or its interests in the Property under the Loan Documents in any legal proceeding until October 10, 2011 (the “Forbearance Period”).  For the avoidance of doubt, the Lender shall at all times have the right to seek to enforce its rights under this Agreement and any instruments or agreements delivered in connection with this Agreement, including the Escrowed Documents delivered pursuant to Section 4.   The purpose of the Forbearance Period is to grant Borrower the opportunity to repay in full all Monetary Obligations now or hereafter owing to Lender through a sale of the Property, from refinancing the Deed of Trust, or from other funds available to the Borrower.  Borrower expressly stipulates and agrees that the execution of this Agreement does not constitute a cure of the defaults by Borrower under the Loan Documents and that after giving effect to this Agreement Borrower remains in payment default of its obligations under the Loan Documents.  Notwithstanding the foregoing, so long as no default occurs or is occurring under this Agreement, Lender agrees to forbear from exercising its remedies under this Agreement or the Loan Documents as set forth herein.

(b)         Forbearance Extension.    The parties hereto agree that Borrower may extend the Forbearance Period for two (2) additional thirty (30) day periods, on the following terms and conditions:  (A)  For the first extension period ending on November 9, 2011, by notice given to Lender prior to October 10, 2011, which notice shall include  (i) the legal transfer of 500,000 shares of common stock of Borrower to Lender, and an interest payment equal to $114,586.56; and (B) For the second extension period ending on December 9, 2011, by notice given to Lender prior November 9, 2011, which notice shall include (i) the legal transfer of 1,000,000 shares of common stock of Borrower to Lender, and an interest payment equal to thirty-one (31) days worth of interest under the Loan, and the Forbearance Period, as defined herein, shall be deemed extended to such dates, as applicable.

(c)         Forbearance Termination Date.  The Forbearance Period will terminate immediately, at Lender’s option, and without notice to or action by any party upon the earlier of: (i) expiration of the Forbearance Period, or (ii) a material breach by Borrower of this Agreement (the “Forbearance Termination Date”).  Borrower acknowledges that the Lender has no obligation to extend the Forbearance Period or to waive any existing default referred to herein.  Lender’s forbearance as contained in this Agreement is limited and shall not be construed to be a forbearance with respect to (1) excluding the Default, any other Event of Default under the Loan Documents (whether now existing or hereafter occurring) which will materially prejudice Lender’s rights or remedies under the Loan Documents, or (2) any other event or condition (whether now existing or hereafter occurring) which is a default hereunder, or materially prejudice any right or remedy that Lender may now have or have in the future, under or in connection with any of the Loan Documents, except as contemplated hereby or as otherwise limited by the Loan Documents.

(d)         Non-Cancellation of Obligations/Anti-Merger/Non-Waiver of Rights and Liens.  Borrower hereby expressly agrees and acknowledges that by entering into this Agreement and by Lender (or Lender’s designee) taking subsequent possession and/or title to the Property as provided in this Agreement, Lender has not agreed to cancel or cause the cancellation of the Monetary Obligations, or to cause the cancellation, termination or waiver of any of the Loan Documents, but has only agreed to grant a temporary forbearance as provided in Section 3(a) above.

4.           Conditions Precedent.  The following are conditions precedent to Lender’s obligations under this Agreement:

(a)           Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) confirmation from the Escrow Agent (defined below) of their receipt of an executed original of a Deed in Lieu of Foreclosure (the “Deed in Lieu”) in the form attached hereto as Exhibit B; (iii) confirmation from the Escrow Agent of their receipt of an executed original of a Water Rights Deed in the form attached hereto as Exhibit D (the “Water Rights Deed”); (iv) confirmation from the Escrow Agent of their receipt of an executed original of a Bill of Sale in the form attached hereto as Exhibit E (the “Bill of Sale”, together with the Deed in Lieu and Water Rights Deed, the “Escrowed Documents”); and (v) confirmation from the Escrow Agent of their receipt of Reports of Conveyance for the Water Rights associated with the Property, which may be recorded with the Nevada State Engineer’s Office, and (vi) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

(b)           Delivery to Lender of such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the execution of this Agreement and executed by the appropriate persons and/or entities on behalf of Borrower;

(c)           The representations and warranties contained herein are true and correct; and

(d)           Receipt by Lender of evidence that the Borrower has paid current the real property taxes that are currently due and owing.

5.           Escrow.  The Borrower hereby agrees to execute and deliver the Escrowed Documents, and related documents executed by the Borrower contemporaneously with the execution of this Agreement and to deliver them to Fidelity National Title Insurance Company, as Escrow Agent (the “Escrow Agent”) pursuant to this Agreement and the Acknowledgment and Agreement of Escrow Agent, which document is to be released and delivered to Lender as and when permitted by Section 6 below.

(a)         The Borrower hereby acknowledges and agrees that, at the Lender’s option upon written notice to the Borrower following occurrence of the Forbearance Termination Date, the conveyance of the Property by way of the Escrowed Documents is expressly intended to be an immediate and absolute conveyance of Borrower’s right, title and interest, respectively, in the Property into escrow, which shall immediately vest in Lender on the date it shall receive the Escrowed Documents as and when permitted by Section 6 hereof, and such conveyance has not been granted nor is intended for security purposes in any respect.  The Lender shall promptly notify the Borrower of the delivery date of the Escrowed Documents.

(b)         Borrower further acknowledges and agrees that the foregoing escrow is a true escrow under applicable law for all purposes and is not intended for security purposes or as a disguised collateral arrangement in any manner whatsoever.

(c)         Borrower hereby agrees, at its own expense, to execute, deliver, file and record, from time to time, any and all further or other instruments, agreements or other papers, and to perform such acts as Lender may require, to effect the purposes of this Agreement and to secure to Lender the benefit of all rights and remedies conferred upon Lender by the terms of the Loan Documents, as amended by this Agreement.

6.           Release of Escrowed Documents /Turnover.  To further induce Lender to enter into this Agreement, Lender and Borrower agree as follows:

(a)         Full Satisfaction of Monetary Obligations.  If, on or before the Forbearance Period Termination, the Borrower pays to Lender in immediately available funds generated from funds obtained by Borrower all Monetary Obligations then due and owing to Lender, Lender will deliver to Borrower executed satisfactions and releases terminating the Loan Documents, and in addition, Lender will direct the Escrow Agent to release and deliver to Borrower the Escrowed Documents.

(b)         Termination of Forbearance Period/Failure to Pay the Monetary Obligations.  If the Monetary Obligations have not been paid in full on or before the Forbearance Period Termination, Lender will have the right to (A) instruct the Escrow Agent in writing, which instructions Escrow Agent may rely on without any further instruction from Borrower or any other party hereto, with a simultaneous copy sent to the Borrower, to release the Escrowed Documents as set forth below and thereby take title to the Property; or (B) direct the Escrow Agent in writing, with a simultaneous copy sent to the Borrower, to continue to hold the Escrowed Documents until further direction from the Lender.  In the event of (A), Escrow Agent shall date the Escrowed Documents, and as soon as reasonably possible file the same with the Esmeralda County, Nevada Recorder and such other offices as may be applicable, thereby transferring title to the Property to Lender or Lender’s designee.  In such event, Borrower shall immediately turn over possession and control of the Property to Lender, which transfer shall and is intended to be absolutely free of any right of redemption or other right or interest of Borrower, in and to the Property, all improvements thereon, appurtenances and fixtures related and attached thereto, and all of Borrower’s right, title and interest in and to all leases, contracts, licenses and permits related to the ownership, maintenance, occupancy, and operation of the Property, and Lender specifically agrees that by acceptance of such Escrowed Documents, Lender has waived any other right or remedy available to it hereunder or under the Loan Documents.  Lender and Borrower acknowledge and agree that in the event of (A) above, the conveyance of the Property to Lender according to the terms of this Agreement shall be an absolute conveyance of all of Borrower’s right, title, and interest in and to the Property in fact as well as form and was not and is not now intended as a mortgage, trust conveyance, deed of trust, or security instrument of any kind, and the consideration for such conveyance is exactly as recited herein and Borrower has no further interest (including rights of redemption) or claims in and to the Property or to the rents, proceeds, and profits that may be derived thereof, of any kind whatsoever.

(c)         Notwithstanding Lender’s acquisition of the Property, the indebtedness evidenced by the Loan shall not be canceled, shall survive the closing and delivery of any deeds, releases, and all of the Loan Documents shall remain in full force and effect after the transaction contemplated by this Agreement has been consummated; provided that, notwithstanding anything to the contrary contained in this Agreement or in the Loan Documents, Borrower’s liability shall remain limited to the extent set forth in Section 29 of that certain Assignment and Assumption of Loan Documents and Loan Modification Agreement, executed on or about March 15, 2011, by and among Shea Mining & Milling, LLC, as assignor, the Borrower, as Assignee, and Lender).  The parties further agree that the interests of Lender in the Property after Lender’s acquisition of the Property shall not merge with the interest of Lender in the Property under the Loan Documents. It is the express intention of each of the parties hereto (and all of the conveyances provided for in this Agreement shall so recite) that such interests of Lender in the Property shall not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interest in Lender at any time by purchase, termination, or otherwise and that the lien of the Deed of Trust on the Property shall be and remain at all times valid and continuous liens on the Property until and unless released of record by Lender.  The transfer of the Property to Lender shall be subject to the Loan Documents encumbering the Property; provided that neither such transfer nor anything contained in this Agreement or any of the documents to be executed pursuant hereto shall constitute or be deemed or construed to constitute an assumption by Lender of any of the Loan Documents.

Upon the occurrence of the above, unless other instructions are given to the Escrow Agent, the Escrowed Documents with be delivered to the following addresses, as applicable:

If to the Lender:

NJB Mining, Inc.
10751 North Frank Lloyd Wright Blvd., Suite 101
Scottsdale, AZ 85259
Attn:  Mr. Norman Bellemare

If to the Borrower:

Standard Gold, Inc.
900 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
Attn:  Alfred Rapetti, Chief Executive Officer

With a copy to:

Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-4140
Attn:  Mr. Bill Mower

7.           Covenants, Representations and Warranties.  Borrower hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Agreement) that:

(a)           Except for the Default, Borrower is in compliance with all of the terms, covenants and conditions of the Loan Documents;

(b)           Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the Loan Documents, any other indebtedness of Borrower to Lender, or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby waived by the Borrower;

(c)           The execution, delivery and performance of this Agreement by Borrower (A) is within Borrower’s power, (B) has been duly authorized by all necessary action on the part of Borrower  and (C) are the legal, binding, valid and enforceable obligation of Borrower; and, to the best of Borrower’s knowledge, (2) do not (A) violate any provision of Borrower’s charter or organizational documents, (B) violate or cause a default (with or without the giving of notice of laps of time or both) under any law, agreement, indenture, note, or other instrument binding upon or affecting Borrower or any of its respective properties or assets, (C) give cause for the acceleration of any of the obligations of Borrower, or (D) result in the creation or imposition of any lien (other than the liens created by the Loan Documents) on any of Borrower’s properties or assets;

(d)           To the best of Borrower’s knowledge, there is no claim, action, suit or proceeding pending, threatened or, to the knowledge of Borrower, anticipated before any court, commission, administrative agency, whether state or federal, or arbitration that will, or may, materially adversely affect the financial condition, operations, properties, or business of Borrower, or the ability of Borrower to perform its respective obligations under this Agreement;

(e)           Borrower acknowledges that Lender is entering into this Agreement and agreeing to the matters contained herein in reliance on the truth and accuracy of the above representations and warranties and the Borrower’s compliance with their covenants and the terms and conditions contained herein;

(f)           The Deed of Trust constitutes a valid and subsisting first priority lien on and security interest in all of the real and personal property and fixtures described in the Deed of Trust, as evidenced by that certain Commitment for Title Insurance issued by Cow County Title Co, as agent for Stewart Title Guaranty Company, dated March 7, 2011, as File No. 40762;

(g)           As of the date hereof, to Borrower’s knowledge, there are no mechanics or materialmens’ lien or any other lien or encumbrance on the Property;

(h)           Borrower agrees it has taken, and will take, no actions which will subject the Property to any future liens or encumbrances at any time during the Forbearance Period, which will materially prejudice Lender’s rights and remedies available to it under the Deed of Trust or hereunder;

(i)            Borrower has not made any general assignment for the benefit of its creditors.  No proceeding seeking (i) relief for Borrower under any bankruptcy or insolvency law, (ii) the rearrangement or readjustment of debt of Borrower, (iii) the appointment of a receiver, custodian, liquidator or trustee to take possession of substantially all of the assets of Borrower, or (iv) the liquidation of Borrower has been commenced or, to the actual knowledge of the Borrower, is threatened; and

(j)            There are no judgments, orders, suits, actions, garnishments, attachments or proceedings by or before any court, commission, board or other governmental body pending, or to the knowledge of Borrower threatened, which involve or affect, or will involve or affect, the Property or the validity or enforceability of this Agreement, the Loan Documents or involve any risk of any lien, judgment or liability being imposed upon Borrower or the Property, or which could materially adversely affect the financial condition of Borrower or the ability of Borrower to observe or perform fully their respective agreements and obligations under this Agreement or under the Loan Documents.

8.           Reaffirmation.  Except as expressly amended hereby, the terms of the Loan Documents shall remain in full force and effect in all respects, as amended by this Agreement.  Except in connection with the terms of this Agreement, Borrower hereby waives any claim, cause of action, defense, counterclaim, setoff or recoupment of any kind or nature that it may have or assert against Lender arising from or in connection with the Loan Documents, the transactions contemplated thereby or hereby that exist on the date hereof or arise from facts or actions occurring prior hereto or on the date hereof.  Nothing contained in this Agreement shall be construed to constitute a novation with respect to any of the obligations described in the Loan Documents.  Borrower hereby further acknowledges and agrees that Lender has not waived the Default.  In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Loan Documents, the terms and provisions of this Agreement shall control.  However, the fact that one or more provisions of the Loan Documents were not restated or referred to in this Agreement shall not be deemed to constitute a conflict.  A default under this Agreement (after any applicable curative period permitted under the Loan Documents) shall also constitute a default under each and every one of the Loan Documents, but the limitations contained in Section 6(c) herein shall be deemed to apply to any such default.

9.           Exercise of Remedies.  If any of the conditions or obligations described herein shall not have been performed or shall fail to occur, then, and in any of such events, upon the failure or nonperformance of such condition, as applicable, the entire outstanding balance on the Notes, plus accrued interest, shall be due and payable and Lender may at any time thereafter pursue any and all remedies authorized or permitted within the Loan Documents or otherwise at law or in equity, as limited by Section 6(c) herein.

10.         Bankruptcy.

(a)           In entering into this Agreement, Borrower and Lender hereby stipulate, acknowledge and agree that Lender gave up valuable rights and agreed to forbear from exercising legal remedies available to it in exchange for the promises, representations, acknowledgments and warranties of Borrower as contained herein and that Lender would not have entered into this Agreement but for such promises, representations, acknowledgments, agreements, and warranties, all of which have been accepted by Lender in good faith, the breach of which by Borrower in any way, at any time, now or in the future, would admittedly and confessedly constitute cause for dismissal of any bankruptcy petition pursuant to 11 U.S.C. § 1112(b).

(b)           As additional consideration for Lender agreeing to the hereinabove described limited forbearance from immediately enforcing its rights and remedies under this Agreement, the Loan Documents, including but not limited to the institution of foreclosure proceedings, Borrower agrees that in the event a bankruptcy petition  under any Chapter of the Bankruptcy Code (11 U.S.C. §101, et seq.) is filed by or against Borrower at any time after the execution of this Agreement, Lender shall be entitled to the immediate entry of an order from the appropriate bankruptcy court granting Lender complete relief from the automatic stay imposed by §362 of the Bankruptcy Code (11 U.S.C. §362) to exercise its foreclosure and other rights, including, but not limited to, obtaining a foreclosure judgment and foreclosure sale, upon the filing with the appropriate court of a motion for relief from the automatic stay with a copy of this Agreement attached thereto.  Borrower specifically agree (i) that upon Lender’s filing of a motion for relief from the automatic stay, (A) Lender shall be entitled to relief from the stay without the necessity of an evidentiary hearing and without the necessity or requirement of Lender to establish or prove the value of any property, the lack of adequate protection of its interest in the property, or the lack of equity in the property, (B) Borrower may not directly or indirectly oppose or otherwise defend against Lender’s efforts to gain such relief from the automatic stay; and (C) Borrower agrees to consent to any such requested relief from the automatic stay; (ii) that the lifting of the automatic stay as contemplated herein by the appropriate bankruptcy court shall be deemed to be “for cause” pursuant to §362(d)(1) of the Bankruptcy Code (11 U.S.C. §362(d)(1)); (iii) Borrower may not seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to §105 of the Bankruptcy Code (11 U.S.C. §105) or any other provision of the Bankruptcy Code to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Agreement, or the Loan Documents or any other rights Lender has, whether now or hereafter acquired, against Borrower, or against any property which is the subject of this Agreement, (iv) Borrower may not challenge or attempt to challenge, or have any standing to challenge or attempt to challenge, for its own benefit, any transfer of any or all of the properties which is the subject of this Agreement as a fraudulent conveyance under any federal, state or other law; (v) Borrower may not oppose the appointment of a trustee, examiner or receiver, and to the extent permitted by law, Borrower shall stipulate that any “custodian” (as defined in the Bankruptcy Code) which is in custody, control or possession of any Property, is excused from complying with §543 of the Bankruptcy Code (11.U.S.C. §543); and (vi) Borrower agrees that §546(b) of the Bankruptcy Code (11 U.S.C. §546(b)) may be utilized to perfect any assignment of rents in favor of Lender in any of the Loan Documents.  This provision is not intended to preclude Borrower from filing for protection under any Chapter of the Bankruptcy Code.  The remedies prescribed in this paragraph are not exclusive and shall not limit Lender’s rights under the Loan Documents, this Agreement or under any law.

11.         Merger.  All prior oral and written communications by or between the Borrower and Lender are hereby merged into this Agreement and shall not be enforceable unless expressly set forth in this Agreement.

12.         Release of Claims.

(a)           BORROWER, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (THE “BORROWER RELEASE PARTIES”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGES LENDER, AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, LOAN SERVICERS, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, THE “LENDER RELEASE PARTIES”), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH THE BORROWER RELEASE PARTIES HAVE AS OF THE EFFECTIVE DATE OR MAY CLAIM TO HAVE AGAINST THE LENDER RELEASE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE EFFECTIVE DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASE PARTIES OCCURRING ON OR BEFORE THE EFFECTIVE DATE.  THE FOREGOING RELEASE IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF THE LENDER RELEASE PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON THE LENDER RELEASE PARTIES ARISING OR OCCURRING ON OR BEFORE THE EFFECTIVE DATE.  THE BORROWER RELEASE PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED HEREIN AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE.

(b)           THE BORROWER RELEASE PARTIES WARRANT AND REPRESENT TO LENDER THAT THE BORROWER RELEASED PARTIES HAVE NOT SOLD, ASSIGNED, TRANSFERRED, CONVEYED OR OTHERWISE DISPOSED OF ANY CLAIMS WHICH ARE THE SUBJECT OF THIS SECTION.  THE INCLUSION OF THIS PROVISION SHALL NOT BE DEEMED TO BE AN ADMISSION BY LENDER THAT ANY SUCH CLAIMS EXIST.

13.         Counterparts. This Agreement may be executed by facsimile or email and in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

14.         Severability.  The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

15.         Construction.  This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

16.         Successors and Assigns; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Neither Borrower nor any Guarantor shall have the right to assign any of its rights or obligations under or delegate any of its duties under the Loan Documents.

17.         Time of the Essence. Time is of the essence of this Agreement and each of the provisions hereof.

18.         Written Modifications.  The provisions of this Agreement may not be waived, changed or discharged orally, but only by an agreement in writing signed by Borrower, Guarantor and Lender, and any oral waiver, change or discharge of any term or provision of this Agreement shall be without authority and of no force or effect.  The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to by duly executed as of the date first written above.

BORROWER:

STANDARD GOLD, INC.,
a Colorado corporation

By:	/s/ Alfred A. Rapetti
Name: Alfred A. Rapetti
Its: CEO - President

LENDER:

NJB MINING, INC.,
an Arizona corporation

By:	/s/ Pierrette Bellemare
Name: Pierrette Bellemare
Its: Secretary/Treasurer

ACKNOWLEDGED AND AGREED TO BY:

SHEA MINING & MILLING, LLC
a Nevada limited liability company

By:
Name:
Its:

ACKNOWLEDGMENT AND AGREEMENT OF ESCROW AGENT

FIDELITY NATIONAL TITLE INSURANCE COMPANY (“Escrow Agent”) hereby agrees to act as the escrow agent under the terms of the above Forbearance Agreement and does hereby acknowledge receipt and delivery of the following originally executed document (the “Escrowed Documents”) and does hereby agree to hold the same in accordance with the terms of this Agreement:

(a)	Deed in Lieu of Foreclosure executed by STANDARD GOLD, INC., a Colorado corporation, as Grantor, with the Grantee information in blank;

(b)	Water Rights Deed executed by STANDARD GOLD, INC., a Colorado corporation, as Grantor, with the Grantee information in blank;

(c)	Bill of Sale executed by STANDARD GOLD, INC., a Colorado corporation, as Seller, with the Buyer information in blank;

(d)
Report of Conveyance for Water Right Permit NO. 30086 (with appropriate abstract of title attached), executed by STANDARD GOLD, INC., a Colorado corporation, in favor of NJB Mining, Inc., an Arizona corporation (“Lender”); and

(e)	Report of Conveyance for Water Right Permit No. 30804 (with appropriate abstract of title attached), executed by STANDARD GOLD, INC., a Colorado corporation, in favor of Lender.

Escrow Agent agrees to comply with the instructions of the Lender as set forth in Section 6 of the Forbearance Agreement, captioned “Release of Escrowed Documents /Turnover.”

In order to induce Escrow Agent to hold the Escrowed Documents as required by this Agreement, all of the parties hereto agree that:

a.           Escrow Agent is acting as a depository only and Escrow Agent will not be liable for loss or damage resulting from:

(i)            any good faith act or forbearance of Escrow Agent;

(ii)           any default, error, action or omission of any party, other than Escrow Agent;

(iii)          the expiration of any time limit or other delay that is not caused by the failure of Escrow Agent to proceed in its ordinary course of business, and in no event where such time limit is not disclosed in this Agreement or another writing delivered to the Escrow Agent;

(iv)          the lack of authenticity of any writing delivered to Escrow Agent or of any signature thereto, or the lack of authority of the signatory to sign such writing, unless Escrow Agent was or reasonably should have been aware of the same;

(v)           Escrow Agent’s compliance with all attachments, writs, orders, judgments, or other legal process issued out of any court;

(vi)          Escrow Agent’s assertion or failure to assert any cause of action or defense in any judicial or administrative proceeding;

(vii)         any loss or damage that arises after the Escrowed Documents has been disbursed in accordance with the terms of this Agreement.

b.           If notice of a dispute by or between the other parties hereto is given to Escrow Agent, Escrow Agent may, in its sole discretion, perform in accordance with its obligations hereunder or prepare to and shortly thereafter (within 30 days and in the event the dispute remains unresolved between the parties) file an interpleader action to resolve the conflict in a court of competent jurisdiction.  Notwithstanding the foregoing, however, Escrow Agent agrees to comply with the instructions of the Lender as set forth in Section 6 of the Forbearance Agreement, captioned “Release of Escrowed Documents /Turnover.”  Escrow Agent will be indemnified, saved and held harmless by the other parties hereto for all of its expenses, costs and reasonable attorneys’ fees incurred in connection with said interpleader action.  Escrow Agent may consult legal counsel with respect to any questions arising under this Agreement and will not be liable for any action taken in good faith upon the advice of such counsel.

c.           If Escrow Agent is made a party to any judicial, nonjudicial or administrative action, hearing or process based on acts of any of the other parties hereto and not on the malfeasance and/or negligence of Escrow Agent in performing its duties hereunder and the party/parties whose alleged acts are a basis for such proceedings will indemnify, save and hold Escrow Agent harmless from the expenses, reasonable attorneys’ fees and costs and fees so incurred.

d.           The Escrow Agent is entitled to a fee of $______ to be paid upon delivery of the Escrowed Documents hereunder.

e.           If Escrow Agent is unable or unwilling to continue to perform its duties under this Agreement, it agrees to provide at least thirty (30) days’ written notice and agrees to transfer the Escrowed Documents to a successor escrow agent upon the successor escrow agent’s written assumption of the Escrow Agent’s duties under this Agreement, and upon delivery of the Escrowed Documents to such successor, it shall have no further duties or obligations hereunder.

No amendment or modification of this Agreement will be effective unless it is reduced to writing and signed by the Lender, the Borrower and the Escrow Agent.   This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, provided that the Borrower may not assign any of his rights or obligations under this Agreement.

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Its:

EXHIBIT A
LEGAL DESCRIPTION

All that certain real property situate in the County of Esmeralda, State of Nevada, more particularly described as follows:

Township 3 North, Range 40 East, M.D.B.&M.

Section   2: SW ¼ of NW ¼; W ½ of SW ¼
Section   3: S ½ of NE ¼; SE ¼; SE ¼ of NW ¼; E ½ of SW ¼
Section 10: NE ¼; SE ¼; E ½ of NW ¼; E ½ of SW ¼
Section 11: W ½ of W ½; SE ¼ of NW ¼
Section 14: NW ¼ of NW ¼

Excepting therefrom that portion of the W ½ of the W ½ of said Section 11, heretofore deeded to Southern California Edison Company, by a deed recorded November 7, 1967 in Book 3-X of Deeds, page 164 as File No. 35538 Esmeralda County, Nevada records and described as follows:

Beginning at a found lava rock 9 inches by 14 inches by 15 inches high set for the Southwest corner of said Section 11, said Southwest corner of Section 11, bears North 85°43'34" East along the South line of Section 10, Township 3 North, Range 40 East, M.D.B. & M., from a lava rock mound set for the Southwest corner of said Section 10, thence North 11°16'34" East 2512.91 feet to the true point of beginning of this description; Thence North 83°30'00" East 300.00 feet; Thence North 06°30'00" West 197.50 feet to a point hereinafter referred to as Point "A"; Thence continuing North 06°30'00" West 252.50 feet; Thence South 83°30'00" West 300 feet; Thence South 06°30'00" East 450 feet to the true point of beginning.

ASSESSOR’S PARCEL NUMBER FOR   2009-2010:  06-111-08

EXHIBIT B
DEED IN LIEU OF FORECLOSURE

APN:   06-111-08

(The undersigned affirms that no social
Security number is contained herein)

Recording requested by and when
recorded, return to and mail tax bills to:

NJB Mining, Inc.
10751 North Frank Lloyd Wright Blvd., Suite 101
Scottsdale, AZ 85259
Attn:  Mr. Norman Bellemare

Deed in Lieu of Foreclosure

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, STANDARD GOLD, INC., a Colorado corporation (“Borrower/Grantor”) does hereby grant, bargain, sell and convey to NJB MINING, INC., an Arizona corporation (“Lender/Grantee”), all of Grantor's right, title and interest in and to that real property situate in the County of Esmeralda, State of Nevada, which is more particularly described on Exhibit A, attached hereto and incorporated herein by reference (“Real Property”).

Together with all tenements, hereditaments and appurtenances thereto belonging or appertaining.  Lender/Grantee acknowledge and agree that Lender/Grantee is taking title to the Real Property subject to any and all liens, encumbrances, and exceptions recorded against title or otherwise burdening the property; provided, however that Borrower/Grantor represents that it holds and has not transferred fee simple title to the property to any other party.

BORROWER/GRANTOR DECLARES THAT THIS CONVEYANCE IS AN ABSOLUTE CONVEYANCE, FREELY AND FAIRLY MADE, AND BORROWER/GRANTOR FURTHER DECLARES THAT THERE ARE NO AGREEMENTS, ORAL OR WRITTEN, OTHER THAN THIS DEED BETWEEN BORROWER/GRANTOR AND LENDER/GRANTEE WITH RESPECT TO SAID REAL PROPERTY, OTHER THAN THE FORBEARANCE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (THE “AGREEMENT”) OR DOCUMENTS DELIVERED PURSUANT THERETO. BORROWER/GRANTOR AND LENDER/GRANTEE HEREBY ACKNOWLEDGE AND AGREE THAT IT IS THE INTENT OF BORROWER/GRANTOR,  AND LENDER/GRANTEE THAT THE INTEREST OF LENDER/GRANTEE UNDER ITS DEED OF TRUST WHICH CURRENTLY ENCUMBERS THE PROPERTY HEREBY CONVEYED (INCLUDING ITS INTEREST UNDER THE OTHER LOAN DOCUMENTS ENTERED INTO IN CONNECTION WITH SUCH DEED OF TRUST) SHALL NOT MERGE WITH THE INTEREST OF LENDER/GRANTEE IN THE PROPERTY CONVEYED HEREBY, BUT THAT THE THREE INTERESTS SHALL REMAIN SEPARATE AND DISTINCT AND SAID DEED OF TRUST AND LOAN DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT AND SAID DEED OF TRUST SHALL REMAIN A VALID AND BINDING LIEN UPON THE SUBJECT PROPERTY.

This Deed is being delivered by Borrower/Grantor to Lender/Grantee in satisfaction of Borrower/Grantor’s mortgaged debt to Lender/Grantee and as a substitute for foreclosure, the principal amount of which debt is approximately $__________________ as of the date hereof.

Nothing in this Deed shall limit any obligations of Borrower/Grantor that survive pursuant to the terms of the Agreement.

The deed of trust referenced above was recorded as Document Number 0174988 in the Official Records of Esmeralda County, Nevada.

[SIGNATURE PAGE FOLLOWS]

Executed this 1 day of September, 2011.

STANDARD GOLD, INC.,
a Colorado corporation

By:	/s/ Alfred A. Rapetti
Name: Alfred A. Rapetti
Its: CEO - President

STATE OF

COUNTY OF

This instrument was acknowledged before me on ____________, 2011, by ____________________________________, as __________________________ of Standard Gold, Inc., a Colorado corporation.

NOTARY PUBLIC

My commission expires: _______________

EXHIBIT A
TO DEED

All that certain real property situate in the County of Esmeralda, State of Nevada, more particularly described as follows:

Township 3 North, Range 40 East, M.D.B.&M.

Section   2: SW ¼ of NW ¼; W ½ of SW ¼
Section   3: S ½ of NE ¼; SE ¼; SE ¼ of NW ¼; E ½ of SW ¼
Section 10: NE ¼; SE ¼; E ½ of NW ¼; E ½ of SW ¼
Section 11: W ½ of W ½; SE ¼ of NW ¼
Section 14: NW ¼ of NW ¼

Excepting therefrom that portion of the W ½ of the W ½ of said Section 11, heretofore deeded to Southern California Edison Company, by a deed recorded November 7, 1967 in Book 3-X of Deeds, page 164 as File No. 35538 Esmeralda County, Nevada records and described as follows:

Beginning at a found lava rock 9 inches by 14 inches by 15 inches high set for the Southwest corner of said Section 11, said Southwest corner of Section 11, bears North 85°43'34" East along the South line of Section 10, Township 3 North, Range 40 East, M.D.B. & M., from a lava rock mound set for the Southwest corner of said Section 10, thence North 11°16'34" East 2512.91 feet to the true point of beginning of this description; Thence North 83°30'00" East 300.00 feet; Thence North 06°30'00" West 197.50 feet to a point hereinafter referred to as Point "A"; Thence continuing North 06°30'00" West 252.50 feet; Thence South 83°30'00" West 300 feet; Thence South 06°30'00" East 450 feet to the true point of beginning.

ASSESSOR’S PARCEL NUMBER FOR   2009-2010:  06-111-08

EXHIBIT C
STOCK CERTIFICATE

EXHIBIT D
Water Rights Deed

APN:  N/A  Water Rights Deed

(The undersigned affirms that no social
Security number is contained herein)

Recording requested by and when
recorded, return to and mail tax bills to:

NJB Mining, Inc.
10751 North Frank Lloyd Wright Blvd., Suite 101
Scottsdale, AZ 85259
Attn:  Mr. Norman Bellemare

WATER RIGHTS DEED

This WATER RIGHTS DEED ("Deed") is made and entered into this ______ day of September 2011, by and between STANDARD GOLD, INC., a Colorado corporation ("Grantor") in favor of NJB MINING, INC., an Arizona corporation ("Grantee").

FOR GOOD AND VALUABLE CONSIDERATION, Grantor hereby quitclaims, grants, conveys, assigns, and sells to Grantee, Grantee's successors and assigns, to have and to hold forever, all of Grantor's right, title, and interest in and to the following described water rights, to wit:

Certificated Permits 30804 and 30086
on file with the Nevada State Engineer,

IN WITNESS WHEREOF, Grantor and Grantee have executed this Water Rights Deed effective the date first above written.

GRANTOR:

STANDARD GOLD, INC.,
a Colorado corporation

By:	/s/ Alfred A. Rapetti
Name: Alfred A. Rapetti
Title: CEO - President

STATE OF

COUNTY OF

This instrument was acknowledged before me on ____________, 2011, by ____________________________________, as __________________________ of Standard Gold, Inc., a Colorado corporation.

NOTARY PUBLIC

My commission expires: _______________

EXHIBIT E
Bill of Sale

APN:  ___________________

(The undersigned affirms that no social
Security number is contained herein)

Recording requested by and when
recorded, return to and mail tax bills to:

NJB Mining, Inc.
10751 North Frank Lloyd Wright Blvd., Suite 101
Scottsdale, AZ 85259
Attn:  Mr. Norman Bellemare

BILL OF SALE

FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STANDARD GOLD, INC., a Colorado corporation (“Seller”), hereby conveys, grants, bargains, sells, transfers, assigns and quit claims unto NJB MINING, INC., an Arizona corporation, (“Buyer”) all of its right, title and interest in and to the following described personal property as further described below:

All of that certain Personal Property as further described and set forth on Exhibit “A” attached hereto and made a part hereof and located on Sections 10 and 11 of Township 3 North, Range 40 East, M.D.P.M.

It is understood and agreed that the Buyer has inspected the personal property and equipment as described herein, for which Seller makes no representations or warranties, either express or implied, and Buyer accepts the personal Property in an as in condition, “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, OF ANY KIND OR CHARACTER, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, DESIGN, CONSTRUCTION, CONDITION OR OTHERWISE, WHETHER EXPRESSED OR IMPLIED BY LAW OR FACT.”

IN WITNESS WHEREOF, Seller has executed this Bill of Sale effective as of the 1 day of September, 2011.

STANDARD GOLD, INC.,
a Colorado corporation

By:	/s/ Alfred A. Rapetti
Name: Alfred A. Rapetti
Its: CEO - President

STATE OF

COUNTY OF

This instrument was acknowledged before me on _____________________, 2011, by ____________________________________, as __________________________ of Standard Gold, Inc., a Colorado corporation.

NOTARY PUBLIC

My commission expires: _______________

EXHIBIT A to Bill of Sale
Personal Property

(A)	two office trailers and all equipment located on the real property described above (the "Property");

(B)	the laboratory trailer and the concrete laboratory building and all equipment located on the Property;

(C)	two Galigher 6" by 4" rubber lined tailing pumps;

(D)	the vertical sump pump originally contributed to a joint venture by Tonopah West;

(E)
transformer station originally contributed to a joint venture by Tonopah West, including all electrical transformers and all other electrical equipment located in the electrical shop metal building referred to in (G) below;

(F)	the concrete refining building on the Property and all equipment and fixtures located therein;

(G)	the electrical shop metal building located on the Property;

(H)	three thickener tanks and old mill buildings located on the Property;

(I)	electrical distribution system to the old mill buildings, concrete refining building, electrical shop metal building, office trailer, and sewage facilities, water tank, and septic tanks;

(J)	and the following items, which may overlap with items (A) through (I) described above:

(i)	the Miller Mill, which is currently improved with several steel frame and wood frame structures; and

(ii)	structures and processing equipment including:

- 1750 HP Ball Mill with a spare gear
- Eight (8) large leach tanks
- Thickening tanks
- Carbon stripping equipment and screens
- Boiler room equipment
- SO2 tanks
- Miscellaneous processing equipment
- Mill Sub-Station